EXHIBIT 99.1

                              MSCI 2004-IQ7



                              Investor Presentation
                              May 2004



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Table of Contents
                              --------------------------------------------------
                              Section 1            Transaction Overview
                              Section 2            Collateral Overview



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7



                       Transaction Overview



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 The Sellers

MSCI 2004-IQ7

                                                          No. of     No. of     Cut-off Date     % of
Sellers                                                   Loans      Props      Balance ($)      Pool
-------------------------------------------------------------------------------------------------------
Morgan Stanley Mortgage Capital Inc.                          16         17      338,431,613      39.2
National Consumer Cooperative Bank and NCB, FSB               60         60      158,480,115      18.4
State Farm Life Insurance Company                             16         15       98,810,449      11.4
Washington Mutual Bank, FA                                    10         10       75,760,150       8.8
Nationwide Life Insurance Company                              9          9       71,293,727       8.3
Principal Commercial Funding, LLC                             12         12       65,850,853       7.6
Teachers Insurance and Annuity Association of America          5          5       54,388,745       6.3
Total:                                                       128        128     $863,015,652     100.0%



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Marquee Numbers

--------------------------------------------------------------------------------
MSCI 2004-IQ7
--------------------------------------------------------------------------------
Total Balance                                                       $863,015,652
Loan Number                                                                  128
Average Loan Size                                                     $6,742,310
Top Ten Loans                                                              39.2%
Weighted Average LTV                                                       55.9%
Weighted Average Balloon LTV                                               44.7%
Weighted Average DSCR                                                      2.82x
Weighted Average Coupon                                                   5.521%
Weighted Average Remaining Term                                              120
Weighted Average Remaining Amortization                                      340
Master Servicer                                     Wells Fargo and NCB, FSB (1)
Special Servicer                                            Midland and NCCB (2)
Rating Agencies                                                       S&P, Fitch
--------------------------------------------------------------------------------
Notes
1. For NCCB and NCB, FSB contributed loans only
2. For the residential cooperative loans only



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Preliminary Capital Structure

Offered Certificates

            Initial
          Certificate      Subordination        Ratings         Average         Principal
Class     Balance (1)         Levels          (S&P/Fitch)     Life (2)(3)     Window (2)(4)
-------------------------------------------------------------------------------------------
A-1        $86,000,000            12.000%       AAA/AAA              3.03           1-61
A-2        $70,000,000            12.000%       AAA/AAA              5.95          61-81
A-3        $53,000,000            12.000%       AAA/AAA              7.73         81-108
A-4       $550,453,000            12.000%       AAA/AAA              9.69        108-120
B          $29,127,000             8.625%        AA/AA               9.97        120-120
C          $22,654,000             6.000%         A/A                9.97        120-120
D           $7,552,000             5.125%        A-/A-              10.04        120-127


          Expected Final       Initial          Certificate
           Distribution      Pass-Through      Principal to
Class        Date (2)          Rate (5)       Value Ratio (6)
-------------------------------------------------------------
A-1         6/15/2009            TBD                    49.19%
A-2         2/15/2011            TBD                    49.19%
A-3         5/15/2013            TBD                    49.19%
A-4         5/15/2014            TBD                    49.19%
B           5/15/2014            TBD                    51.08%
C           5/15/2014            TBD                    52.55%
D           12/15/2014           TBD                    53.04%

Private Certificates(7)

             Initial
           Certificate      Subordination        Ratings         Average         Principal
Class      Balance (1)         Levels          (S&P/Fitch)     Life (2)(3)     Window (2)(4)
--------------------------------------------------------------------------------------------
E            $8,630,000             4.125%      BBB+/BBB+            11.59        127-153
F            $5,394,000             3.500%       BBB/BBB             13.39        153-169
G            $4,315,000             3.000%      BBB-/BBB-            14.40        169-174
H - O       $25,890,652                --               --              --                --
X-1(8)     $863,015,652                --               --              --                --
X-Y(8)               --                --               --              --                --


           Expected Final        Initial          Certificate
            Distribution      Pass-Through       Principal to
Class         Date (2)          Rate (5)        Value Ratio (6)
----------------------------------------------------------------
E            2/15/2017             TBD                    53.59%
F            6/15/2018             TBD                    53.94%
G            11/15/2018            TBD                    54.22%
H - O                  --          TBD                       --
X-1(8)                 --     Variable Rate                  --
X-Y(8)                 --     Variable Rate                  --

Notes
(1) As of May 2004. In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) Based on the Structuring Assumptions, assuming 0% CPR as described in the Preliminary Prospectus Supplement.
(3)   Average life is expressed in terms of years.
(4) Principal window is the period (expressed in terms of months and commencing with the month of June 2004) during which distributions of principal are expected to be made to the holders of each designated Class.
(5) The Class A-1 Certificates will accrue interest at a fixed rate. The Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates will each accrue interest at either (i) a fixed rate,
      (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate. The Class X-1 and Class X-Y Certificates will accrue interest at a variable rate. The Class A-1, Class A-2, Class A-3 and Class A-4 will be collectively known as the "Class A Certificates" and the Class X-1 and Class X-Y Certificates will be collectively known as the "Class X Certificates."
(6) Certificate Principal to Value Ratio is calculated by dividing the Certificate Balance of each Class and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, Class A-2, Class A-3 and Class A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificate Balances.
(7)   Certificates to be offered privately pursuant to Rule 144A.
(8) The Class X-1 and Class X-Y Notional Amounts are defined herein and in the Prospectus Supplement.



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7



                              Collateral Overview



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Collateral Overview

   [The following tables were depicted as pie charts in the printed material.]

Property Types
--------------
Retail            46.2%
Multifamily       21.2%
Office            17.4%
Mixed Use          8.5%
Industrial         6.6%

State Distribution
------------------
NY                35.9%
Other States      31.1%
CA                15.6%
PA                 6.8%
FL                 5.3%
TX                 5.2%



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Beverly Center

                              Loan Characteristics

o       Property Type:                   Anchored Retail      [GRAPHIC OMITTED]
o       Loan Originator:                  Morgan Stanley
o       Location:                        Los Angeles, CA
o       Year Built:                                 1982
o       Year Renovated:                             2003
o       Total Square Feet:                    855,015 SF
o       Occupancy (Date):         99.1% as of 10/20/2003
o       Current Balance:                     $61,000,000
o       LTV:                                       54.4%
o       DSCR:                                   2.25x(1)
o       % of Pool:                                  7.1%
o       Maturity Date:                        02/11/2014
o       S&P Shadow Rating:                           BBB
o       Fitch Shadow Rating:                         BBB

Note
1. The DSCR is based on the interest payments during the interest only period. The DSCR after the interest only period will be 1.80x and will be based on the principal and interest payments commencing 03/11/2006. The DSCR for the total $347,500,000 mortgage loan including the subordinate B Note and C Note is 1.92x during the interest only period and 1.55x after the interest only period.



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Beverly Center

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 111 Eighth Avenue

                              Loan Characteristics

o       Property Type:                     Urban Office        [GRAPHIC OMITTED]
o       Loan Originator:                 Morgan Stanley
o       Location:                          New York, NY
o       Year Built:                                1932
o       Year Renovated:                            1998
o       Total Square Feet:                 2,941,646 SF
o       Occupancy (Date):        92.8% as of 12/01/2003
o       Current Balance:                    $60,000,000
o       LTV:                                      56.3%
o       DSCR:                                  2.54x(1)
o       % of Pool:                                 7.0%
o       Maturity Date:                       04/01/2014
o       S&P Shadow Rating:                           A+
o       Fitch Shadow Rating:                          A

Note
1. The DSCR is based on the interest payments during the interest only period. The DSCR after the interest only period will be 2.08x and will be based on the principal and interest payments commencing 05/01/2006. The DSCR for the total $500,000,000 loan including the two subordinate B Notes is 2.24x during the interest only period and 1.84x after the interest only period.



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 111 Eighth Avenue

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Rockvale Square

                              Loan Characteristics

o       Property Type:                  Anchored Retail        [GRAPHIC OMITTED]
o       Loan Originator:                 Morgan Stanley
o       Location:                         Lancaster, PA
o       Year Built:                                1986
o       Year Renovated:                            1996
o       Total Square Feet:                   561,750 SF
o       Occupancy (Date):        83.5% as of 03/02/2004
o       Current Balance:                    $52,920,602
o       LTV:                                      67.8%
o       DSCR:                                  1.73x(1)
o       % of Pool:                                 6.1%
o       Maturity Date:                       04/01/2014

Note

1.    The DSCR for the entire loan including the subordinate B Note is 1.51x.



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Rockvale Square

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Alamo Quarry Market & Quarry Crossing

                              Loan Characteristics

o       Property Type:                  Anchored Retail        [GRAPHIC OMITTED]
o       Loan Originator:                 Morgan Stanley
o       Location:                       San Antonio, TX
o       Years Built:                         1997, 1999
o       Year Renovated:                             NAP
o       Total Square Feet:                   583,723 SF
o       Occupancy (Date):        96.9% as of 03/31/2004
o       Current Balance:                    $39,835,545
o       LTV:                                      76.4%
o       DSCR:                                  1.30x(1)
o       % of Pool:                                 4.6%
o       ARD                                  01/08/2014
o       Maturity Date:                       01/08/2034

Note
1. The DSCR is based on the total $108,551,861 financing (current balance as of 05/01/2004)



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Alamo Quarry Market & Quarry Crossing

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 San Marino Apartments

                              Loan Characteristics

o        Property Type:               Garden Apartments        [GRAPHIC OMITTED]
o        Loan Originator:                    Nationwide
o        Location:                           Naples, FL
o        Years Built:                         2001-2002
o        Year Renovated:                            NAP
o        Total Units:                         350 Units
o        Occupancy (Date):       95.1% as of 02/25/2004
o        Current Balance:                   $26,820,819
o        LTV:                                     74.5%
o        DSCR:                                    1.51x
o        % of Pool:                                3.1%
o        Maturity Date:                      05/01/2013



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Collateral Overview

                              San Marino Apartments

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 315 Hudson Street

                              Loan Characteristics

o        Property Type:               Office Urban             [GRAPHIC OMITTED]
o        Loan Originator:        Washington Mutual
o        Location:                    New York, NY
o        Year Built:                          1904
o        Year Renovated:                       NAP
o        Total Square Feet:             434,438 SF
o        Occupancy (Date):  96.4% as of 02/23/2004
o        Current Balance:              $21,947,231
o        LTV:                                41.3%
o        DSCR:                               2.60x
o        % of Pool:                           2.5%
o        Maturity Date:                 03/01/2014
o        S&P Shadow Rating:                    AAA
o        Fitch Shadow Rating:                  AAA



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 315 Hudson Street

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Long Beach Plaza

                              Loan Characteristics

o       Property Type:                   Anchored Retail       [GRAPHIC OMITTED]
o       Loan Originator:                  Morgan Stanley
o       Location:                         Long Beach, NY
o       Year Built:                                 1985
o       Year Renovated:                             2001
o       Total Units:                           93,842 SF
o       Occupancy (Date):        100.0% as of 02/18/2004
o       Current Balance:                     $21,812,622
o       LTV:                                       78.7%
o       DSCR:                                      1.35x
o       % of Pool:                                  2.5%
o       Maturity Date:                        03/01/2014



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Long Beach Plaza

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Saugus Station Industrial Center

                              Loan Characteristics

o       Property Type:        Industrial Warehouse             [GRAPHIC OMITTED]
o       Loan Originator:            Morgan Stanley
o       Location:                Santa Clarita, CA
o       Year Built:                      1954-1969
o       Year Renovated:                        NAP
o       Total Square Feet:              973,121 SF
o       Occupancy (Date):   98.2% as of 04/26/2004
o       Current Balance:               $20,007,129
o       LTV:                                 61.0%
o       DSCR:                                1.70x
o       % of Pool:                            2.3%
o       Maturity Date:                  08/01/2013



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Saugus Station Industrial Center

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Linden Place Office Building

                              Loan Characteristics

o       Property Type:                  Suburban Office        [GRAPHIC OMITTED]
o       Loan Originator:                     State Farm
o       Location:                             Omaha, NE
o       Years Built:                         1997, 2000
o       Year Renovated:                             NAP
o       Total Square Feet:                   145,846 SF
o       Occupancy (Date):        92.2% as of 04/07/2004
o       Current Balance:                    $18,000,737
o       LTV:                                      72.0%
o       DSCR:                                     1.50x
o       % of Pool:                                 2.1%
o       Maturity Date:                       11/01/2018



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Linden Place Office Building

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Sadore Lane Gardens, Inc.

                              Loan Characteristics

o       Property Type:          Multifamily Cooperative        [GRAPHIC OMITTED]
o       Loan Originator:                           NCCB
o       Location:                           Yonkers, NY
o       Year Built:                                1962
o       Year Renovated:                            1999
o       Total Units:                          778 units
o       Occupancy (Date):                        NAP(1)
o       Current Balance:                    $15,981,556
o       LTV:                                      16.5%
o       DSCR:                                     6.42x
o       % of Pool:                                 1.9%
o       Maturity Date:                       03/01/2014

Note
1. The 778 units in the cooperative property are 100% owned by either tenant shareholders or the cooperative sponsor. Of the 258 sponsor units, there are six vacant units (as of 02/2004), on which the sponsor continues to make maintenance payments.



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Sadore Lane Gardens, Inc.

[GRAPHIC OMITTED]             [GRAPHIC OMITTED]



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 Transaction Timing

Transaction Timing                              [GRAPHIC OMITTED]
 o  Pricing Date
          -  On or about May 19, 2004
 o  Closing Date
          -  On or about May 27, 2004



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

MSCI 2004-IQ7                 MSCI 2004-IQ7

                       IMPORTANT NOTICE ABOUT INFORMATION

The information contained in this Collateral and Structural Term Sheet is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. The comparable information in all prior Collateral Term Sheets and Structural Term Sheets is superseded in its entirety by the information contained in this Collateral and Structural Term Sheet. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, the information contained in this Collateral and Structural Term Sheet shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any
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Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY



[MORGAN STANLEY LOGO]

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the last page hereof when reviewing this information.